UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 3, 2005

MEDICAL STAFFING NETWORK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31299 (Commission File Number)	65-0865171 (IRS Employer Identification No.)

901 Yamato Road, Suite 110, Boca Raton, FL 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: 561-322-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The registrant is attaching a copy of a press release dated March 3, 2005, as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

99.1	Press Release dated March 3, 2005.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2005	MEDICAL STAFFING NETWORK HOLDINGS, INC.

By: /s/ Larry McPherson
Larry McPherson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release dated March 3, 2005.

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